SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
----------------------


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 19, 1995
                                                ------------------
                        ARVIN INDUSTRIES, INC.
------------------------------------------------------------------
           (Exact name of registrant as specified in charter)



Indiana                     1-302                       35-0550190
------------------------------------------------------------------
(State of other     (Commission file number)       (IRS employer
jurisdiction of                                identification no.)
 incorporation)

One Noblitt Plaza, Box 3000, Columbus, Indiana--------47202-3000
------------------------------------------------------------------
(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code (812)379-3000
                                                  ----------------


Item 5. Other Events

                The Board of Directors of the registrant adopted amendments to Sections 2.2 and 2.5 of its Amended and Restated By-Laws at a regular meeting thereof, held on October 19, 1995. The effect of the amendment to Section 2.2, as amended, is to provide that the annual meeting of shareholders shall generally be held on the third Thursday in April of each year. The effect of the amendment to Section 2.5, as amended, is to clarify the requirement that the record date be not more than 70 nor less than 10 days before the date of the meeting or event. This requirement has no application to the declaration of dividends.


Item 7.         Financial Statements and Exhibits

                (c) Exhibits -

                (3)(ii) Amended and Restated By-Laws.






SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






Dated: November 27, 1995                             ARVIN INDUSTRIES, INC.



                                                 By: /s/  Ronald R. Snyder
                                                     ----------------------
                                                     Ronald R. Snyder
                                                     Vice President, General
                                                       Counsel & Secretary